Fees Summary	Jun. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 160,800,074.7
Previously Paid Amount	21,559.68
Total Fee Amount	21,977.92
Total Offset Amount	0
Net Fee	$ 418.24